Exhibit 99.3

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

CERTIFICATION

I, Steven J. Hixson, President of AnyWhere MD, Inc. on this 14th day of February, 2007 hereby certify that the year end, January through December 31, 2006 financial statements filed herewith and all the notes thereto, fairly represent in all aspects, the financial position and results of operations for the periods presented in conformity with accounting principles generally accepted (GAAP) in the United States. The undersigned hereby states that he has read the information set forth herein above, and attests hereby to the best of his knowledge and belief; such information is true and correct.

Signed this 14th Day of February 2007

AnyWhere MD, Inc

/s/ Steven J. Hixson

 ANYWHERE MD, INC
PROFIT & LOSS
UNAUDITED
JANUARY THROUGH DECEMBER 2006

Jan - Dec
'06
Income
4000 Income
Data Base	6,715.00
Forms	3,218.26
Hardware	12,537.00
Shipping	5,865.93
Software	279,018.13
Tech Support	240,864.00
4000 Income - Other	30,492.00
Total 4000 Income	578,710.32

Total Income	578,710.32

Cost of Goods Sold
5000 Cost of Goods Sold	31,073.29
Total COGS	31,073.29

Gross Profit	547,637.03

Expense
6100 Advertising	42,101.00
6110 Automobile Expense	27,180.13
6120 Service Charges	19,223.52
6140 Contributions	6,856.76
6145 Conventions and Seminars	260.00
6160 Dues and Subscriptions	11,526.45
6165 Employee Benefits	4,637.17
6180 Insurance	36,827.06
6210 Janitorial	1,620.00
6215 Lease Payments	11,709.83
6220 Legal & Professional	1,807.19
6230 License & Permits	820.50
6235 Maintenance & Repairs	1,573.03
6245 Payroll	239,717.22
6247 Payroll Tax Expense	22,395.23
6250 Postage & Shipping	8,300.22
6280 Refunds	4,781.64
6290 Rent	51,208.88
6300 Supplies	10,818.58
6330 Taxes	1,199.12
6340 Telephone	40,417.45
6350 Travel & Entertainment	10,079.88
6390 Utilities	9,213.86
6999 Uncategorized Expenses	0.00
Total Expense	564,274.72
Net Income	-16,637.69

ANYWHERE MD, INC BALANCE SHEET
UNAUDITED
JANUARY THROUGH DECEMBER 2006

Dec 31,
'06
ASSETS
Current Assets
Checking/Savings
1002 Cash In Bank Credit Cards	13,291.85
1000 Cash In Bank	-9,939.88
1010 Petty Cash	200.00
Total Checking/Savings	3,551.97

Other Current Assets
1250 Accounts Receivable Shareholder	39,372.48
1300 Inventory
Forms	1,843.24
1300 Inventory - Other	1,855.41
Total 1300 Inventory	3,698.65

Total Other Current Assets	43,071.13

Total Current Assets	46,623.10

Fixed Assets
1500 Equipment	9,073.63
Total Fixed Assets	9,073.63

Other Assets
1550 A/D Equipment	-6,622.00
1450 Cash Clearing	26,634.17
Total Other Assets	20,012.17

TOTAL ASSETS	75,708.90

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
2000 Accounts Payable	60,304.17
Total Accounts Payable	60,304.17
Credit Cards
Amex	523.37
Total Credit Cards	523.37

Other Current Liabilities
2050 Loans Payable	102,850.40
2201Accrued Sales Tax	903.32
Total Other Current Liabilities	103,753.72

Total Current Liabilities	164,581.26

Total Liabilities	164,581.26

Equity
3910 Distributions - Shareholders	-61,500.00
3999 P & L Summary	-64,571.37
3000 Opening Bal Equity	3,009.63
3900 Retained Earnings	50,827.07
Net Income	-16,637.69
Total Equity	-88,872.36
TOTAL LIABILITIES & EQUITY	75,708.90

AnyWhere MD, Inc.
Statements of Cash Flows
January through December 31 2006
(unaudited)

January through December 31, 2006

Operating Activities

Net Income (Loss )	(16,637.69)

Revenues	$578,710.32
Cost of doing business	$564,274.72

Net Change in Cash	$2,725.18

Beginning Cash Balance	$826.79

Ending Cash Balance	$3,551.97
Significant non cash transactions

None

Statement of Stockholders' Equity
For Period ending December 31, 2006
(Unaudited)

	Statements of Stockholders' Equity
	March 31, 2006

	Common Stock		Paid in	Accumulated	Total
	Shares	Amount	Capital	Deficit	Equity
Founder's Stock at $0.00128 per share	5,007,000	$5,007	$1,495		$6,502

Officer Contributed Services			4,000		4,000

Net (Loss)				$(2,223)	(2,223)

Balance, March 31, 2003	5,007,000	5,007	5,495	(2,223)	8,279

Officer Contributed Services			12,000		12,000

Net (Loss)				(15,923)	(15,923)

Balance, March 31, 2004	5,007,000	5,007	17,495	(18,146)	4,356

Officer Contributed Services			3,000		3,000

Net (loss)				(5,171)	(5,171)

Balance, Dec 31, 2004	5,007,000	5,007	20,495	(23,317)	2,185

Balance March 31st, 2005	200,000,000				0.00010676

Net Income				$21,352.99

Balance June 30, 2005	200,000,000				(0.00000243)

Net Income				(487.15)

Balance September 30, 2005	200,000,000				0.00005519

Net Income				11,038.50

Balance December 31, 2005	200,000,000				0.00009113

Net Income				18,227.73

Balance March 31, 2006	200,000,000				(00002393)

Net Income				(4,787.32)

Balance June 30, 2006	200,000,000				0.00009112

Net Income				(19,796.45)

Balance September 30, 2006	200,000,000				(.00009898)

Net Income				(16,637.69)

Balance December 31 2006	200,000,000				(.00008318)

Effective February 1st 2005 the company, Telcom Direct Inc merged into AnyWhere MD, Inc and issued an additional 194,993,000

The accompanying notes are an integral part of these statements

Anywhere MD, Inc
NOTES TO FINANCIAL STATEMENTS
January through December 31 2006

NOTE 1. GENERAL ORGANIZATION AND BUSINESS

Anywhere MD, Inc predecessor. (the Company) was incorporated under the laws of the state of Nevada on December 6, 2002.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

Accounting Basis The basis is accounting principles generally accepted in the United States of America.

Earnings (Loss) per Share

The basic earnings (loss) per share is calculated by dividing the Company's net income available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity. The Company has no potentially dilutive shares outstanding. Therefore the basic and dilutive are the same.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during the periods shown.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Stock Based Compensation

The Company accounts for its stock based compensation based on provisions in SFAS No. 123, Accounting for Stock-Based Compensation which utilizes the fair method for the valuation of its securities given as compensation. The Company currently has no Stock Based

Compensation program.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue

Revenue for sales is recorded when the product is shipped to the customer

Notes to Financial Statements - Continued

NOTE 3. RELATED PARTY TRANSACTIONS

The officer and director of the Company is involved in other business activities and may, in the future, become involved in other business opportunities becomes available, he may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 4. PROVISION FOR INCOME TAXES

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

The total deferred tax asset is calculated by multiplying a 15% estimated tax rate by the items making up the deferred tax account, the NOL.

NOTE 5. THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards and their effect on the Company. SFAS 148 Accounting for Stock-Based Compensation-Transition and Disclosure

Amends FASB 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation.

SFAS 149 Amendment of Statement 133 on Derivative Instruments and Hedging Activities

This Statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement NO. 133, Accounting for Derivative Instruments and Hedging Activities.

SFAS 150 Financial Instruments with Characteristics of both Liabilities and Equity

This Statement requires that such instruments be classified as liabilities in the balance sheet. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003.

Interpretation No. 46 (FIN 46)Effective January 31, 2003, The Financial Accounting Standards Board requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a continuing financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The Company has not invested in any such entities, and does not expect to do so in the foreseeable future.

The adoption of these new Statements is not expected to have a material effect on the Company's financial position, results or operations, or cash flows.